                                                                EXHIBIT 10.8(f)


                               December 30, 1996




Global TeleSystems Group, Inc.
1751 Pinnacle Drive
North Tower 12th Floor
McLean, Virginia 22102


                         Global TeleSystems Group, Inc.



Ladies and Gentlemen:

        We refer to (i) the Senior Note Purchase Agreement, dated as of February 2, 1996, as heretofore amended, between Global TeleSystems Group, Inc. (the "Company") and Emerging Markets Growth Fund, Inc., as purchaser, and (ii) the Senior Note Purchase Agreement, dated as of February 2, 1996, as heretofore amended, between the Company and Capital International Emerging Markets Fund, as purchaser (each such Senior Note Purchase Agreement being a "Cap Re Agreement"; and Emerging Markets Growth Fund, Inc. and Capital International Emerging Markets Fund being, collectively, the "Cap Re Purchasers"). Terms defined or referenced in either of the Cap Re Agreements and not otherwise defined or referenced herein are used herein as therein defined or referenced.

        The Company and the Cap Re Purchasers hereby agree as follows:

        1.      (a)     Section 9.11(e) of each Cap Re Agreement is amended
(the "Amendment") by substituting the following for the portion thereof immediately preceding the proviso contained therein:

                        (e) additional Investments in the Company's Subsidiaries which (i) either (A) are made on or before December 31, 1996 and are reflected in the 1996 Forecast contained in Schedule 9.11 (under the heading "Projected Intercompany Balance YE 1996" and not under the heading "3/31/96 Balance") or (B) are made after December 31, 1996 and on or before December 31, 1997 and are reflected in the 1997 Forecast contained in Schedule 9.11 (under the heading "1997 Projected Additional Intercompany Indebtedness") and (ii) consist of Indebtedness the proceeds of which are or will be used, directly or indirectly, for working capital, including Capital Expenditure, purposes of

Global TeleSystems Group, Inc.                                December 30, 1996


        the Company's Subsidiaries in the ordinary course of business of such Subsidiaries;

                (b) Schedule 9.11 is amended by adding at the end thereof the 1997 Forecast contained in Exhibit A hereto.

        2. The Cap Re Purchasers waive any and all Events of Default (as defined in the Transaction Documents referred to in the Cap Re Agreement to which they are respective parties) and any and all events ("Potential Defaults") that, with the giving of notice or lapse of time or both, would constitute Events of Default, to the extent that such Events of Default and Potential Defaults (i) arose on or before the date hereof and before giving effect to the Amendment and (ii) resulted from events, transactions, facts and circumstances that, immediately after giving effect to the Amendment, would not constitute Events of Default or Potential Defaults.

        3. THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

        4. This letter agreement becomes effective as of the date first above written, on the date on which the Company and each Cap Re Purchaser shall have executed and delivered a counterpart hereof. Upon the effectiveness of this letter agreement, each reference in any Transaction Document to either Cap Re Agreement or any term or provision thereof shall mean such Cap Re Agreement, such term or such provision, respectively, as amended hereby. Except as otherwise provided herein, the Transaction Documents shall remain in full force and effect and are hereby in all respects ratified and confirmed.

        5. This letter agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same letter agreement. Delivery of an executed counterpart of a signature page of this letter agreement by telecopier shall be effective as delivery of a manually executed counterpart of this letter agreement.

        Please indicate your agreement to the foregoing by executing a counterpart of this letter agreement in the appropriate space provided below.


                                        Very truly yours,

Global TeleSystems Group, Inc.                                 December 30, 1996


EMERGING MARKETS GROWTH                           CAPITAL INTERNATIONAL EMERGING
FUND, INC.                                        MARKETS FUND


By: /s/ PETER C. KELLY                            By: /s/ DAVID BEEVERS
   ---------------------------                       ---------------------------
   Name: Peter C. Kelly                              Name: David Beevers
   Title: Vice President                             Title: Chairman

                                                  By: /s/ DAVID WALLACE
                                                     ---------------------------
                                                     Name: David Wallace
                                                     Title: Director


Accepted and Agreed:

GLOBAL TELESYSTEMS GROUP, INC.


By:
   ---------------------------
   Name:
   Title:

                                   EXHIBIT A

                         Global TeleSystems Group, Inc.

                                 1997 Forecast

        1997 Projected Additional Intercompany Indebtedness (1)(2)(4)(6)

                                                          $ in 000's
                                                         -----------
SFIT, Inc.                                               $        5
SFMT/EDN Sovintel(5)                                          7,514
Telecom Consulting & Advisory Svs                                 0
Hermes(3)                                                     9,535
Monaco                                                        1,553
Hungaro/Hungary/Eurohivo                                      2,933
Czech                                                         1,320
Poland                                                            9
Bulgaria                                                          9
TeleSystems Services                                          4,032
Cellular                                                      2,010
Vostok Mobile                                                   725
SFMT-CIS                                                          9
Rusnet/TeleRoss/SFIT, Ltd.                                    9,136
Sovinet(5)                                                  (5,922)
Datacom/Sovam                                                 2,646
Vox/TCM                                                          46
Ukranian TeleSystems/Bancomsvyaz                              8,981
China/V-Tech/Global Tongda                                    6,652
India/CDI                                                     2,107
China Investments/ACIC/Tianmu                                 7,409
Transpacific/GIT/China Rep                                    4,525
                                                         ----------

                   Total                                 $   65,234
                                                         ==========




Notes:  See attached notes.

                           1997 Projected Additional
                           Intercompany Indebtedness



NOTES:

1. These amounts do not reflect the final adjustments associated with the closing of Fiscal Year 1996.
2. Excludes GTS holding companies' equity investment in operating companies.
3. Hermes includes promissory notes of $8.5M, which are expected to be converted to equity before year-end 1997.
4. These amounts do not include payroll paid by GTS Group, Inc. This entity is currently set up for payment of US expatriate payroll, but does create an intercompany account in order to facilitate the payment.
5.      Represents a reclass between entities.
6. The amounts indicated opposite each Subsidiary reflect either or both of the following: a) direct or indirect (back-to-back) loans to such Subsidiary, or its Subsidiaries, by the Company or other Subsidiaries and b) direct or indirect (back-to-back) loans from such Subsidiary, or its Subsidiaries, to any other Subsidiary. The aggregate additional amount of these intercompany loans (determined, without duplication, after giving effect to the loans described in the preceding sentence) does not exceed the respective amounts indicated opposite "TOTAL".